                                                                EXHIBIT 10.10


                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (the "Assignment"), dated this 3rd day of June, 1998, is made between Alvin Pock (the "Assignor"), and Technology Horizons Corp., a Delaware corporation (the "Assignee"),

         NOW, THEREFORE, in consideration of the premises, the agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the Assignor and the Assignee hereby agree as follows:

         1. The Assignor hereby assigns to the Assignee , its successors and assigns, to have and to hold forever, all of the Assignor's right, title and interest in and to Assignor's 16.1%, membership interest in CDKnet, LLC, which 16.1 % represents all of Assignor's interest in and to CDKnet, LLC, along with all rights and benefits appurtenant thereto (the "Assignment").

         2. In consideration of the Assignment, Assignee hereby agrees to promptly issue to Assignor 936,727 shares of common stock of Assignee, $.0001 par value per share.

         3. From and after the date hereof, upon request of Assignee, Assignor shall do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances, powers of attorney and other instruments and papers as may be reasonably required to sell, assign, transfer, convey and deliver to and vest in Assignee all the rights and interests hereby assigned and transferred to Assignee or intended so to be assigned and transferred.

         4. Nothing in this Assignment, express or implied, is intended or shall be construed to confer upon, or give to, any person or entity other than the parties hereto and their respective successors and assigns, any remedy or claim under or by reason of this Assignment or any terms, covenants or conditions hereof, and all the terms, covenants and conditions, promises and agreements in this Assignment shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

         5. Certain of the Shares to be delivered in accordance with this Agreement are to be registered with the Securities and Exchange Commission pursuant to the Registration Rights Agreement entered into simultaneous herewith. Except for such Shares when registered, the Shares shall be imprinted with a legend restricting the transfer of the Shares unless the same is registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or in the opinion of counsel, registration is not necessary. Assignor represents and warrants that he is receiving the Shares for investment purposes and not with a view to, or in connection with, any ,distribution thereof in violation of any securities laws.

         6. This Agreement and the Registration Rights Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Agreement to be executed under seal as of the date first above written.



                                       ----------------------------------
                                       Alvin Pock

                                       TECHNOLOGY HORIZONS CORP.


                                       By:
                                           -------------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                 -------------------------



AGREED AND CONSENTED TO:

KELLY MUSIC & ENTERTAINMENT CORP.

By:
    --------------------------------
    Robert L. Kelly, President


    --------------------------------
    Robert L. Kelly


CDKNET, LLC


By:
    --------------------------------

CREATIVE TECHNOLOGY, LLC
By its Managing Member
Creative Music Products Corp.


By:
    --------------------------------


                                       2